Inventories	12 Months Ended
Dec. 31, 2024
Inventories [Abstract]
Inventories
3.2 Inventories

(CHF in millions)	12/31/2024	12/31/2023

Shoes	371.7	321.4
Apparel	65.8	34.5
Accessories	12.5	8.0
Allowances	(30.8)	(7.4)
Inventories(1)	419.2	356.5
(1) Inventories are comprised of finished goods.
In 2024, inventories of CHF 719.7 million (2023: CHF 549.6 million) and valuation allowances of CHF 23.0 million (2023: CHF 6.3 million) were recognized in cost of sales. As of December 31, 2024, inventories held on consignment amounted to CHF 7.8 million (December 31, 2023: CHF 4.0 million). The increase to inventory allowances in 2024 is primarily driven by a one-off write down of certain apparel products, following the strategic decision to remove some products from On's stores after resizing On's apparel offerings, as well as other write-downs in the ordinary course of business.

Certain inventories have been pledged as collateral in relation to the credit facility, refer to note 5.4 Liquidity risk.

Accounting policies	Inventories include finished goods purchased from third parties. Cost of inventories include expenditures incurred in acquiring the products and bringing them to their current location and condition.
Relevant judgments and accounting estimates	Subsequent measurement of the inventory items is made at the lower of cost or net realizable value. Net realizable value is the estimated selling price of each specific item in the ordinary course of business less freight and selling expenses. If the net realizable value is below the cost, an allowance is recognized for the remaining items on stock. On regularly assesses its inventory for excess, obsolescence, and impairment to determine write-downs to the lower of cost or net realizable value.